EXHIBIT 23.02





                         CONSENT OF INDEPENDENT AUDITORS



          We hereby consent to the incorporation by reference in this Registration Statement on Form SB-2 of our report dated February 18, 1997, included in the annual report on Form 10-KSB of the Worldwide Entertainment & Sports Corp. for the year ended December 31, 1996 and to the reference to our firm under the caption "Experts" in the prospectus.






                                     Rosenberg Rich Baker Berman & Company PA


Maplewood, New Jersey
October 13, 1998